Single Premium Guaranteed  Annuity Contract Purchase  Agreement  Principal Life Insurance Company  Des Moines, IA 50392‐0001  800.986.3343  www.principal.com  Classification: Company Confidential   04/28/2023 (the “Agreement Date”)  Principal Life Insurance Company (“Insurer”) and FEDERAL HOME LOAN BANK OF DES MOINES (“Company” and, together with  Insurer, the “Parties”)  hereby agree that Insurer will provide a nonparticipating single premium group annuity contract (“Contract”)  in connection with the settlement of certain liabilities associated with Company’s participation as an employer in the PENTEGRA  DEFINED BENEFIT PLAN FOR FINANCIAL INSTITUTIONS (“the Plan”), for a Premium amount of $153,385,982.15 (“Premium”) in  accordance with and subject to the terms of this Purchase Agreement (“Agreement”).  Certain details of the Agreement are set forth  in Schedule A.  All capitalized terms used but not defined herein have the meaning ascribed to such term in the Specifications for  Federal Home Loan Bank of Des Moines (Pentegra Plan for Financial Institutions #8000)  dated 03/07/2023  and any subsequent  Addendums (together, the “Specifications”) and Insurer’s Final Quote/Proposal dated  4/24/2023 (“Proposal”) (which may include  clarifications to and/or deviations from the Specifications) (together, the “Contract Documents”).  In the event of a conflict or  inconsistency between the terms, conditions, and provisions of the Contract Documents and this Agreement, the documents govern  in the following order: (a) this Agreement, (b) the Proposal and (c) the Specifications.  1. Premium Payment – The Premium will be delivered in Cash to Insurer on the Premium Due Date as set forth in Schedule A (“Premium Due Date”).  Cash means a wire transfer, through the Federal Reserve System, of currency of the United States of America.   The Premium will be deposited in the Insurer’s commingled separate account  and delivered by paying to Insurer an amount in Cash out of Plan assets attributable to the Company equal to the Premium in accordance with the instructions set forth in Schedule B.  In the event the Premium is not delivered on the Premium Due Date, the Liability Date will be modified by Insurer to a date commensurate with the date the Premium is received by the Insurer (“Premium Receipt Date”). 2. Contract a. Issuance ‐ Insurer, subject to its receipt of the Premium, commits to issue the Contract as outlined in the Specifications and irrevocably commits to make the payments owed to Annuitants under the Contract.  “Annuitant” means any payee under the Contract, including annuitants, contingent annuitants, alternate payees, and beneficiaries, as applicable. b. Terms ‐ The Insurer’s specimen Contract has been approved by the appropriate insurance regulators.  Unless otherwise mutually agreed to by the Parties, the Contract will reflect the terms in the Contract Documents. c. Legal Responsibility ‐ Insurer is neither a successor to the rights and responsibilities of a plan sponsor or the Company nor a fiduciary to the Plan and does not assume the rights or responsibilities of a plan sponsor, the Company or fiduciary. 3. Premium Adjustments a. Data Changes ‐ The Parties will work cooperatively to validate the accuracy and completeness of the Annuitant benefits data furnished to Insurer for purposes of quoting the Premium reflected in the Specifications and Proposal (“Base Data”). In the event that such validation process results in any changes, additions, deletions, or other updates (“Adjustments”) to the Base Data, Insurer will calculate an adjustment to the Premium, which may be positive or negative, reflecting such Adjustments (“Premium Adjustment”). b. For purposes of such Premium Adjustment calculation, Insurer will apply the same pricing basis used to compute the Premium provided that the Adjustments are reported within six months of the Premium Due Date (“Reporting Period”) and are within 1% (plus or minus) of the Premium (“Adjustment Corridor”).  If the Premium is not received on the Premium Due Date, the Reporting Period will be extended by a commensurate amount of days from the Premium Due Date to when the Premium is received by Insurer.  If the Adjustments exceed the Adjustment Corridor or are reported after the expiration of the Reporting Period, Insurer will apply its then current pricing assumptions for purposes of determining the amount of the corresponding Premium Adjustment. c. Annuitant Deaths ‐ In the event that an Annuitant or Contingent Annuitant with respect to whom a benefit is provided under the Contract dies prior to the Liability Date as defined in Schedule A (“Liability Date”) , Insurer agrees to refund the

Single Premium Guaranteed  Annuity Contract Purchase  Agreement  Principal Life Insurance Company  Des Moines, IA 50392‐0001  800.986.3343  www.principal.com  Classification: Company Confidential  portion of the Premium associated with that Annuitant or Contingent Annuitant, as the case may be, minus any applicable  death benefits payable in relation to a beneficiary, provided however, that notification of such a death is provided to  Insurer prior to the Data Finalization Date as defined below.  If Insurer is notified after the Data Finalization Date, there will  be no adjustment of Premium.  Annuitant and Contingent Annuitant deaths occurring prior to the Liability Date described  herein are not subject to the Adjustment Corridor.   d. The Parties agree to finalize all data one year from the Premium Receipt Date (“Data Finalization Date”).  No Premium Adjustments for data misstatements concerning date of birth, date of death or gender will occur after the Data Finalization Date. e. Plan Deviations prior to Contract Finalization. i. If Insurer receives a request from an Annuitant to commence a monthly benefit, receive a lump sum payout, or for a benefit quote prior to the execution of the Contract, Insurer will pay or quote the benefit amount utilizing the Base Data and Plan information provided by the Company with respect to the Plan in the Specifications (“Benefit Calculation”). ii. Upon finalization of the Contract, any conflicts or deviations between the Plan provisions, form of benefits, or Annuitant data and the information contained in Benefit Calculation (“Discrepancies”) may result in repricing of the benefit and will be the responsibility of the Company or the Plan. 4. Administration a. Transfer ‐ The Parties will use commercially reasonable efforts to take or cause to be taken all reasonable actions and do or cause to be done all things reasonably necessary to coordinate the takeover by Insurer of all administrative responsibilities necessary to effectively provide recordkeeping and administration services regarding all payments under the Contract commencing on the Benefit Commencement Date defined in Schedule A (“Benefit Commencement Date”). b. Annuity Certificates ‐ Insurer will mail a certificate to each Annuitant following the Contract execution date. c. Bulk Payment  From the Benefit Commencement Date through June 30, 2023 (“Bulk Payment Term”), the Company will ensure that the Plan, on behalf of Company will  perform any benefit calculations and make the benefit payments to Annuitants on behalf of Insurer. i. Unless otherwise agreed to by the Parties, Company will ensure the Plan provides to Insurer, in a format mutually agreed to by the Parties, the total amount of payments due to be paid to the Annuitants each month throughout the Bulk Payment Term (“Total Payment Amount”) not later than 10 business days prior to the date the benefit payments will be made to Annuitants by the Plan. ii. Unless otherwise agreed to by the Parties, Insurer will pay to the Plan an amount equal to the Total Payment Amount no later than five business days prior to the date the benefit payments will be made to Annuitants by the Plan. iii. Company will use commercially reasonable efforts to require the Plan to continue to provide the existing administrative services at the same level of service currently provided to Annuitants in accordance with the Plan and applicable law. iv. Insurer will begin making monthly payments directly to Annuitants on and after the expiration of the Bulk Payment Term. v. Inaccurate or incorrect benefit payments made to Annuitants between the Bulk Payment Term will either be reconciled in (i) the Premium Adjustment as contemplated in this Agreement or, (ii) in the case of

Single Premium Guaranteed  Annuity Contract Purchase  Agreement  Principal Life Insurance Company  Des Moines, IA 50392‐0001  800.986.3343  www.principal.com  Classification: Company Confidential  overpayment, reimbursed directly to Insurer by the Plan, and in the case of underpayment, reimbursed  directly to the Plan by Insurer.   5. Insurer Representations & Warranties ‐ Insurer represents and warrants that: a. Due Organization and Corporate Power ‐ Insurer is a life insurance company duly organized, validly existing, and licensed under the laws of the State of Iowa.  Insurer has all requisite power and authority to enter into and carry out its obligations under this Agreement and to perform the transactions to be undertaken by Insurer hereunder. b. No Post‐Closing Liability ‐ Following receipt by Insurer of the Premium and Premium Adjustments, if any, the Plan and Company] (or any of their respective affiliates or representatives) will not be liable to pay any annuity payment under the Contract for which such Premium and Premium Adjustment, if any, has been received. c. Relationship to the Plan ‐ Insurer is not a trustee of the Plan, a plan administrator, as defined in § 3(16)(A) of ERISA, or an employer any of whose employees are covered by the Plan. d. Commissions ‐ Your financial professional and any entities affiliated with your financial professional may be paid in connection with this sale.  The cost of any such payment is included in the Premium paid for the Contract.  Compensation for the sale of this product will be 1% the total Premium.  If, for any reason, the Premium is increased or decreased, compensation may be adjusted accordingly. Financial professionals are compensated for the sales, marketing, consulting, and educational services they provide to the Plan.  The financial professional receives this compensation from Insurer or from another entity through which business is placed.  The financial professional is not limited by any agreement with Insurer in the annuity contracts he or she can recommend for purchase.  Insurer may pay additional compensation to entities related to the financial professional based on Insurer’s business relationship with that entity.  Some additional information:  1.  Financial professionals can offer a variety of annuity contracts from a variety of insurance companies. Companies may vary in their compensation arrangements.  Differences in expected compensation may affect their recommendations and possibly create conflicts of interest.  2.  Financial professionals may qualify for reimbursement costs, including expenses for conferences or seminars, sales or training programs, client entertainment, client investor events and other sponsored events, travel expenses, client prospecting, retention, and due diligence trips. Financial professional or entity to receive compensation: Pentegra Insurance Agency, Inc. TAX ID # for financial professional or entity: 13‐3892096  Entity’s servicing agent, if any: Chuck Coldwell Jr, Vice President   Email, phone and address: [Redacted]    2 Enterprise Drive Suite 408, Shelton CT 06484    [Redacted]   Acknowledgment of Compensation Disclosure.  Company acknowledges receipt of the compensation disclosure set forth in  this subparagraph (d).  It was received before purchasing the products under consideration.  Company is not receiving any  compensation or other consideration – directly or indirectly – from anyone dealing with the Plan in connection with the  purchase of any product(s).         6. Company Representations and Warranties ‐ Company represents and warrants: a. Due Organization and Corporate Power ‐ Company is a corporation duly organized, validly existing, and licensed under the laws of the United States.  Company has all requisite power and authority to enter into and carry out its obligations under this Agreement and to perform the transactions to be undertaken by Company hereunder. b. Compliance with ERISA – To the best of the Company’s Knowledge, the Plan is maintained under and is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and, to Company’s Knowledge, is in compliance with ERISA in all material respects.

Single Premium Guaranteed  Annuity Contract Purchase  Agreement  Principal Life Insurance Company  Des Moines, IA 50392‐0001  800.986.3343  www.principal.com  Classification: Company Confidential  c. Tax Status – To the best of Company’s Knowledge, the Plan is intended to be qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). To Company’s Knowledge, no event has occurred that is reasonably likely to result in the Plan losing its status as qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a). d. No Commissions ‐ No fees, commissions, or payments are or will be owed by Company to any individual or entity in connection with the transactions contemplated in this Agreement and all other agreements it contemplates for which any other party, or its respective affiliates or representatives, could be liable. e. Accuracy of Information ‐ To Company’s Knowledge, Annuitant data, including benefit amounts, forms of annuities, and census data for date of birth, date of death, state of residence, or gender, that was furnished on behalf of Company to Insurer was not generated using any materially incorrect systematic assumptions and did not contain any material omissions. f. Acknowledgment – The Company acknowledges it has been given a written description of the Contract that is being offered. When used in this Section 6, the term “Knowledge” means the possession of information that would give the Company actual knowledge of the information after making appropriate inquiry.  The parties acknowledge the Plan is a multi‐ employer plan and that Company's obligations and responsibilities are limited to those of a reasonably prudent employer participating in the Plan.  Accordingly, the parties acknowledge the Plan and not the Company is responsible for ERISA and tax compliance matters involving the Plan.  Therefore, any information subject to any “Knowledge” qualification as used in this Section 6 is based solely on information received by the Company from the Plan and the Letter attached as Schedule C. 7. Miscellaneous a. Joint and Equal Participation ‐ The Parties acknowledge that they jointly and equally participated in the drafting of this Agreement. This Agreement will not be construed against any Party by reason of their role in the drafting of this Agreement. b. Choice of Law and Forum ‐ This Agreement will be governed by, construed, and interpreted in accordance with the laws of the State of Iowa, excluding those provisions relating to conflicts of laws.  Each Party hereby irrevocably submits to the non‐ exclusive jurisdiction of the Courts of the State of Iowa in respect of all matters arising out of or in connection with this Agreement.  To the fullest extent permitted by law, none of the Parties will be liable to any other Party for any punitive or exemplary damages of any nature in respect of matters arising out of this Agreement. c. Confidential Information ‐ Insurer will comply, and will ensure that all of its affiliates, agents and subcontractors comply, with all applicable laws and regulations governing the confidential information of all Annuitants, including those laws relating to privacy, data security and protection, and the safeguarding of such information, and its maintenance, disclosure, and use.  Insurer will maintain administrative, technical, and physical safeguards to protect the privacy and security of the confidential information related to Annuitants. Insurer will comply in all material respects with any internal written policies relating to the confidential information of any Annuitant. d. Counterparts ‐ This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. IN WITNESS WHEREOF, Insurer and Company have executed this Agreement as of the Agreement Date written  above.

Single Premium Guaranteed  Annuity Contract Purchase  Agreement  Principal Life Insurance Company  Des Moines, IA 50392‐0001  800.986.3343  www.principal.com  Classification: Company Confidential  COMPANY:   INSURER:   FEDERAL HOME LOAN BANK  PRINCIPAL LIFE INSURANCE  OF DES MOINES  COMPANY  By: /s/ Kristina K. Williams  By:   /s/ Michael J. Dulaney   Print name: Kristina K. Williams  Print name: Michael J. Dulaney  Title: President and CEO  Title: Sr. Actuary & Director – PRT

Single Premium Guaranteed  Annuity Contract Purchase  Agreement – Schedule A Principal Life Insurance Company  Des Moines, IA 50392‐0001  800.986.3343  www.principal.com  Classification: Company Confidential  Agreement Detail  Items marked with ** must be completed and verified by Contractholder/Company  Contract Number  2‐21926  ** Contract Issued to  Federal Home Loan Bank of Des Moines  ** Exact Plan Name  Federal Home Loan Bank of Des Moines, A Participating  Plan in the Pentegra Defined Benefit Plan for Financial  Institutions.    ** Employer Name  Federal Home Loan Bank of Des Moines  ** Employer Address Line 1  909 Locust Street  ** Employer Address Line 2  Des Moines, Iowa 50309  ** Secure Act Adopted (yes or no)  Yes  Liability Date(s)  (retired)  5/1/2023  (Deferred)  5/1/2023  Benefit Commencement Date  The benefit is payable at the end of the month Benefit  Commencement:  5/31/2023  Administered:   6/1/2023  Premium due date  5/1/2023   Premium amount  $153,385,982.15  Number of retired lives under contract   185  Number of deferred lives under contract   354  Total lives under contract   539  Proposal provided on   4/24/2023

Single Premium Guaranteed  Annuity Contract Purchase  Agreement ‐ Schedule B Principal Life Insurance Company  Des Moines, IA 50392‐0001  800.986.3343  www.principal.com  page 7  EIN: 42‐0127290   NAIC Code: 61271  PQ8689B‐8 1182530‐052020  Classification: Company Confidential  Insurer’s General Account instructions  Wiring instructions  Amount to transfer $  153,385,982.15 Date of transfer     5/1/2023   For cash:  Request your bank to transfer Federal Funds by wire to:  [Redacted]   OBI instructions: [Redacted]   Ask the bank to include your contract name and number  Note: Wire must be received in our bank account by 3:00 pm CST to be credited the same day. Wires received after 3:00 pm CST will  be credited the following business day. Circumstances beyond our control may arise which would prevent us from meeting this  timing. In the event of such an occurrence, wire transfers will be credited with earnings as soon as possible.

Single Premium Guaranteed  Annuity Contract Purchase  Agreement ‐ Schedule C Principal Life Insurance Company  Des Moines, IA 50392‐0001  800.986.3343  www.principal.com  page 8  EIN: 42‐0127290   NAIC Code: 61271  PQ8689B‐8 1182530‐052020  Classification: Company Confidential  701 Westchester Avenue, Suite 320E, White Plains, NY 10604 914.694.1300 tel 914.694.9384 fax www.pentegra.com Michael J. Wood, ASA. EA, FCA, MAAA Vice President & Chief Actuary April 28, 2023 Mr. Robert W. Dixon, General Counsel & Corporate Secretary Federal Home Loan Bank of Des Moines 909 Locus Street, Suite 201 Des Moines, IA 50309 Dear Rob: Specific to the Pentegra Defined Benefit Plan for Financial Institutions (“The Plan”), in which your bank is a participating employer, please note the following:  The Plan is maintained under and is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and is in compliance with ERISA in all material respects.  The Plan is intended to be qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No event has occurred that is reasonably likely to result in the Plan losing its status as qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a).  Annuitant data, including benefit amounts, forms of annuities, and census data for date of birth, date of death, state of residence, or gender, that was furnished on behalf of your bank to the Insurer was not generated using any materially incorrect systematic assumptions and did not contain any material omissions. This information is intended solely for the use of the Federal Home Loan Bank of Des Moines to assist the bank in executing the purchase agreement between the bank and Principal Life Insurance Company and should not be used for any other purposes. Sincerely, /s/ Michael J. Wood  Michael J. Wood